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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): OCTOBER 28, 2005


                              WSI Industries, Inc.
                           ---------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                           ---------------------------
                 (State Or Other Jurisdiction Of Incorporation)

              000-00619                                  41-0691607
---------------------------------------     ------------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)

           213 Chelsea Road
           Monticello, MN                                 55362
----------------------------------------    ------------------------------------
(Address Of Principal Executive Offices)               (Zip Code)



                                 (763) 295-9202
                           ---------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Items under Sections 3 through 7 are not applicable and therefore omitted.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
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On October 28, 2005, the Compensation Committee of Board of Directors of WSI
Industries, Inc. (the "Company") recommended, and the Board of Directors approved, the 2006 Management Bonus Plan (the "Plan") for executive officers. Under the Plan, executive officers are eligible for cash bonuses ranging from zero to 50% of their respective base salaries, depending upon the Company's fiscal year 2006 performance against goals established by the Compensation Committee. The goals established by the Compensation Committee relate to increased revenues from business that will diversify the customer base and return on tangible assets. . The Company's fiscal year 2006 performance must meet minimums established for each performance goal before any bonus amounts are payable to executive officers in respect of that performance goal.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
---------------------------------------------------------

The Company hereby furnishes a press release, issued on October 31, 2005, disclosing material non-public information regarding its results of operations for the quarter and year ended August 28, 2005.

ITEM 8.01  OTHER EVENTS
-----------------------

Through the press release issued on October 31, 2005, the Company also announced that its Board of Directors has declared a dividend of $.0375 per share of common stock payable November 28, 2005 to holders of record on November 14, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------


Exhibit No.        Description
-------------      -------------------------------------------------------------
99.1               Press Release issued on October 31, 2005.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        WSI INDUSTRIES, INC.

                                        By:  /s/ Michael Pudil
                                             -----------------------------------
                                             Michael Pudil
                                             President and Chief Executive
                                             Officer

Date:   October 31, 2005